SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

 CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of  earliest event reported):   August 20, 2003

MET-PRO CORPORATION
(Exact name of registrant as specified in its charter)

Pennsylvania	001-07763	23-1683282
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

160 Cassell Road, P.O. Box 144
Harleysville, Pennsylvania	19438
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 723-6751

    Item 7. Financial Statements and Exhibits.

(c) Exhibits

Exhibit	Description
99.1	Press Release dated August 20, 2003

    Item 9.  Regulation FD Disclosure (Item12, Disclosure of Results of Operations and Financial Condition).

In accordance with SEC Release No. 33-8216, the following information, required to be furnished under "Item 12. Results of Operations and Financial Condition" is furnished under "Item 9. Regulation FD Disclosure."

On August 20, 2003, the Company issued a press release announcing its sales and earnings results for the second quarter ended July 31, 2003. A copy of the press release is attached in Exhibit 99.1 to this Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

      Date: August 20, 2003

MET-PRO CORPORATION

By: /s/ Raymond J. De Hont
Raymond J. De Hont,
President and Chief Executive Officer

Exhibit Index

Exhibit	Description
99.1	Press Release dated August 20, 2003